Rule 497 Document

On behalf of PIMCO Government Money Market Fund, PIMCO Low Duration Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund, PIMCO Short Asset Investment Fund and PIMCO Short-Term Fund (the “Funds”), each a series of PIMCO Funds, and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing information in interactive data format. The interactive data files included as exhibits to this filing relate to the Prospectus filed with the Securities and Exchange Commission on behalf of the Funds pursuant to Rule 497(e) on June 22, 2020 (Accession No. 0001193125-20-175716), which are incorporated by reference into this Rule 497 Document.

Exhibit List

EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document